--------------------------------------------------------------------------------
                            LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                 June 13, 1997

Dear Shareholder:

    We are pleased to present our Semi-Annual Report to shareholders for the six months to April 30, 1997. The report includes a summary of developments in fixed-income and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS

    Commonwealth fixed-income markets were generally weaker over the six months to April 30, 1997. Markets took the lead from the US, which weakened as signs of stronger growth emerged and official interest rates were increased. Currency movement detracted from the Fund's performance over the period with Commonwealth currencies, apart from the UK Pound, depreciating against the US dollar.

    The best performer in local currency terms and US dollar terms over the six month period was the UK market. UK ten year government bond rates fell over the six months to April 30, 1997 from 7.62% to 7.43%. A relatively strong Pound has helped to contain inflationary pressures and the new Labour
Government has stated its commitment to maintaining a low inflationary environment.

    The Australian fixed income market weakened over the six months to April 30, 1997 with ten year bond rates rising from 7.35% to 7.83%. Rising US rates and signs of stronger Australian growth led the market higher. New Zealand and Canadian rates also rose over the past six months. The NZ market weakened the most out of Commonwealth markets with the ten year rate moving up from 7.29% to 7.85%. We anticipated this weakness and reduced exposure to this market over this period. The New Zealand and Canadian fixed-income markets were largely driven by developments in the United States.

INVESTMENT PERFORMANCE

    This weakness in Commonwealth bond markets and currencies led to the Fund's return, based on Net Asset Value being unchanged over the six months to April 30, 1997. However, based on Net Asset Value, the Fund returned 14.8% for the twelve months to April 30, 1997, reflecting stronger fixed income market performance over the previous six months. The Fund's share price return was 2.2% over the past six months and 15.1% over the past year.

    Distributions to common shareholders over the past twelve months totaled US$1.01. Based on the April 30, 1997 share price of US$11.625, this represents a cash distribution rate of 8.7% over the past year. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective yield is higher for those US investors who are able to claim a tax credit.

    The Fund continues to maintain a high quality portfolio, with over 92% of the Fund's assets invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Corporation or 'Aa' by Moody's or, if unrated, are judged to be of equal quality by the Investment Manager.

--------------------------------------------------------------------------------
                 DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

    We again invite you to consider joining the shareholders who currently participate in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the 'Plan'), which allows you to automatically re-invest your dividends in shares of the Fund's common stock. If the market price, plus any applicable brokerage commissions, equals or exceeds the Net Asset Value on the applicable valuation date, participants will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the Net Asset Value, plus any applicable brokerage commissions, on the valuation date, participants receive shares purchased at market price. Distributions pursuant to the Plan are taxable to the same extent as are cash dividends.

    The Plan also enables you to make optional cash investments in Fund shares through the Plan Agent at favorable commission rates. You may invest in any amount of at least $100 monthly. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about the fifteenth of each month.

   Other advantages of participation in the Plan include:

  LOWER COSTS--You will build holdings in the Fund automatically, at reduced brokerage cost.

  CONVENIENCE--You will receive a detailed account statement from State Street Bank and Trust Company, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.

  SAFETY--As long as you participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in uncertificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

   Further information can be obtained by contacting State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel: 1-800-426-5523.

SHARES NOT REGISTERED IN YOUR OWN NAME:

    If you wish to participate and your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate on your behalf. If your nominee is unable to participate, you should request it to re-register your shares in your own name which will enable you to participate in the Plan.

TOLL FREE INFORMATION

    Information  on  The  First  Commonwealth  Fund,  Inc.  is  available   by
telephoning toll-free, 1-800-543-6217 in the United States. Available information includes weekly updates of share price, NAV, and details of recent distributions.

Yours sincerely,

Brian M. Sherman                                          Laurence S. Freedman
Chairman                                                  President

--------------------------------------------------------------------------------
                       REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

PERFORMANCE

DISTRIBUTIONS

    The Fund continues to pay a monthly cash distribution of US$0.0825 per share. This distribution rate was re-affirmed at the June meeting of the Board of Directors. The level of the distribution is reviewed on a regular basis with the next review scheduled for the Board of Directors' meeting to be held in September 1997. The Board's policy is to provide investors with a stable monthly distribution out of current income and to supplement this with realized capital gains if required.

    Distributions to common shareholders over the past twelve months totalled US$1.01, consisting of twelve payments of US$0.0825 per share and a special payment of US$0.02 in January 1997. Based on the April 30, 1997 share price of US$11.625 and total distributions of US$1.01 paid over the twelve months to that date, this represents an annual cash distribution rate of 8.7%. Since all distributions are paid after the deduction of applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

    The NAV per share at April 30, 1997 was US$13.72. Assuming reinvestment of dividends and distributions, the Fund's NAV remained unchanged over the six months to April 30, 1997 and returned 14.8% over the year to this date. At the date of this report, the NAV was US$14.06.

SHARE PRICE PERFORMANCE

    As of April 30, 1997, the share price as quoted on the New York Stock Exchange was US$11.625, which represented a discount of 15.3% to the NAV of US$13.72. The total investment return, based on the Fund's share price and assuming reinvestment of dividends and distributions, was 2.2% over the six months to April 30, 1997 and 15.1% over the year ended April 30, 1997. At the date of this report, the share price was US$11.875, representing a discount of 15.5% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

    The Fund's US$30 million of AMPS continues to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. Weighted average auction results were 5.21% for the three months ended April 30, 1997 compared with 5.53% for 30-day commercial paper over the same period.

PORTFOLIO COMPOSITION

    The geographical composition of the portfolio, expressed as a percentage of the Fund's total investments, is summarized in the following table and chart. It is based upon the currencies in which the Fund is invested.
  TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION

                           COMMENCEMENT OF OPERATIONS
                               (FEBRUARY 28, 1992)            OCTOBER 30, 1996       JANUARY 31, 1997      APRIL 30, 1997

 Australia                               44.7%                         30.5%                  29.5%                32.2%
 Canada                                  17.9%                         34.5%                  30.8%                28.7%
 New Zealand                               --                           9.5%                   9.9%                 7.6%
 United Kingdom                          36.4%                         24.1%                  29.5%                30.7%
 United States*                           1.0%                          1.4%                   0.3%                 0.8%
 TOTAL FUND                             100.0%                        100.0%                 100.0%               100.0%

*It is the policy of the Investment Manager to maintain a portion of the Fund's investments in US dollar short-term securities to cover distribution payments and expenses.

                      THE FIRST COMMONWEALTH FUND, INC.
                      ASSET ALLOCATION AT APRIL 30, 1997


A pie chart illustrating the following percentages:

                         Canada              28.7%
                         New Zealand          7.6%
                         United Kingdom      30.7%
                         United States        0.8%
                         Australia           32.2%

MATURITY COMPOSITION

    The maturity composition of the portfolio as of April 30, 1997 is summarized in the table below. At April 30, 1997 the average maturity of the Fund's assets was 7.1 years, compared with 7.1 years at October 31, 1996 and
6.8 years at April 30, 1996. Overall, the Fund remains well positioned in medium to long term maturities in each market.

 TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- APRIL 30,
                                     1997

                          LESS THAN 1 YEAR             1 - 5 YEARS               5 - 10 YEARS               OVER 10 YEARS

 Australia                         11.0%                     36.3%                      46.5%                       6.2%
 Canada                             7.1%                     45.6%                      17.4%                      29.9%
 New Zealand                        8.3%                     56.4%                      35.3%                        --
 United Kingdom                     9.4%                     12.6%                      31.8%                      46.2%
 United States                    100.0%                       --                         --                         --
 TOTAL FUND                         9.9%                     33.0%                      32.4%                      24.7%

    The Fund's sectoral exposure is spread between the various securities offered in the Commonwealth fixed-income markets and is summarized in the table following.

 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- APRIL
                                   30, 1997

                         SOVEREIGN GOVT.
                              BONDS           STATE/ PROVINCE         EUROBONDS         CORPORATE BONDS    CASH OR EQUIVALENT

 Australia                       13.2%                 1.7%                 8.4%                 7.0%                 1.9%
 Canada                          12.7%                 4.2%                 7.9%                 2.3%                 1.6%
 New Zealand                      4.4%                  --                  2.2%                 0.8%                 0.2%
 United Kingdom                  14.4%                  --                 13.9%                  --                  2.4%
 United States                     --                   --                   --                   --                  0.8%
 TOTAL FUND                      44.7%                 5.9%                32.4%                10.1%                 6.9%

QUALITY OF INVESTMENTS

    At April 30, 1997, over 92% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'Aa' by Moody's Investors Service, Inc. or 'AA' by Standard & Poor's or, if unrated, were judged to be of equal quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed at least equivalent to be of 'A' quality (see Table 4).

TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- APRIL 30, 1997

                           AAA/AAA           AA/AA            A/A

 Australia                  65.2%            34.8%             --
 Canada                      9.3%            82.6%            8.1%
 New Zealand                70.7%            29.3%             --
 United Kingdom             50.9%            32.0%           17.1%
 TOTAL FUND                 45.0%            47.4%            7.6%

                      THE FIRST COMMONWEALTH FUND, INC.
                     QUALITY OF ASSETS AT APRIL 30, 1997


                              AAA/Aaa  45.0%
                              AA/Aa    47.4%
                              A         7.6%

--------------------------------------------------------------------------------
              ECONOMIC, FIXED-INCOME AND CURRENCY MARKET REVIEW
--------------------------------------------------------------------------------

AUSTRALIA

    The Australian economy continues to strengthen with the housing sector showing signs of improvement and business confidence increasing. Investment is also strong, particularly in non-residential construction. However, some areas of weakness remain. The manufacturing and retail sectors still face difficult trading conditions and the unemployment rate is 8.7%. The Australian official cash rate is 5.5%, the Reserve Bank of Australia lowered rates a further 0.5% on May 23. Australia's inflation remains low with underlying inflation at 2.1% over the year to March 31, 1997 and headline inflation at 1.3% for this period.

    The Australian fixed income market performed strongly through to December, supported by a further cut in official interest rates. However, the market subsequently weakened as signs of stronger Australian economic growth emerged and the US fixed income market weakened. Over the six months to April 30, 1997, ten year bond rates rose from 7.35% to 7.83% but 90 day bank bill rates fell from 6.53% to 5.91%.

    Over the six months to the end of April, the Australian dollar depreciated by 1.4% against the US dollar to US$0.7810. The Australian dollar was volatile over the period because of changing perceptions about the strength of commodity prices and the future direction of interest rates. On the date of this report, the Australian dollar was trading at US$0.7510.

CANADA

    The Canadian economy continues to improve, reflecting the impact of low interest rates and stronger US economic growth. Despite tighter fiscal policy, private consumption spending, housing and business investment have grown strongly. Inflation remains low, reflecting excess capacity in the economy, limited wage pressures and the firm Canadian dollar.

    Canadian bond yields rose during the six months ended April 30, 1997, with ten year bond yields rising from 6.42% to 6.63%. Domestic factors remained generally supportive, especially continued low inflation and a gradually improving fiscal position. However, weakness in the US fixed income market from mid-February flowed into the Canadian market and bond yields rose.

    Over the six months to the end of April, the Canadian dollar depreciated by 4.1% against the US dollar. The Canadian dollar strengthened against other major currencies, particularly the Yen and Deutschemark. At the end of April, the currency was trading at US$0.7155. On the date of this report, the Canadian dollar was trading at US$0.7260.

NEW ZEALAND

    Economic growth has slowed substantially in New Zealand from a peak of over 6% in 1994 to 2.9% per annum in the December quarter 1996. High interest rates have stunted growth and a rising New Zealand dollar has reduced the competitiveness of New Zealand exporters. However, inflationary pressures remain low with underlying inflation at 2.0% for the year to March 31, 1997.

    Over the six months to April 30, 1997, ten year government bond rates rose from 7.29% to 7.85%, reflecting weakness in the US fixed income market. Bond rates rose despite slower domestic conditions. The rate for 90 day bank bills fell over the six month period from 8.84% to 6.80%, in part reflecting the new Government's announcement of a wider inflation target range.

    Over the six months to the end of April, the New Zealand dollar depreciated by 1.7% against the US dollar. At the end of April, the currency was trading at US$0.6932. On the date of this report, the New Zealand dollar was trading at US$0.6896.

UNITED KINGDOM

    Economic growth in the United Kingdom remains above its long term trend. However, the sharp rise in the Pound is impacting on export orders. The currency strength is helping to contain inflation pressures, at a time when average earnings growth has increased. The May 1 general election resulted in a landslide win for the Labour Party. The market reaction was generally positive, reflecting the new government's commitment to low inflation and only limited new spending initiatives. Cash rates in the UK are 6.5%, the Bank of England raised rates by 0.25% on May 6 and June 9.

    The Gilt market finished stronger over the six months to the end of April. Ten-year bond rates fell from 7.62% to 7.43%. The market rallied through to mid February but sold off in response to weakness in the US market. Continued evidence of solid economic growth and concerns about further increases in interest rates also dampened market sentiment. However, the Gilt market continued to offer relatively attractive yields compared with other European markets.

    Despite some volatility, over the six months to the end of April, the Pound finished broadly unchanged against the US dollar and was trading at US$1.6232 on April 30. At the date of this report, the Pound was trading at US$1.6358.

    The table below compares Commonwealth's countries' interest rates for various periods since the Fund commenced operations.

                                     FEBRUARY 28, 1992
                                       (COMMENCEMENT         APRIL 30,       OCTOBER 30,        JANUARY 31,      APRIL 30,
                                      OF OPERATIONS)           1996             1996               1997            1997

 AUSTRALIA:
    90-day Bank Bills                         7.49%               7.55%            6.53%              5.64%          5.91%
    10-yr Government Bonds                   10.14%               8.71%            7.35%              7.41%          7.83%
 CANADA:
    90-day Bank Bills                         7.15%               5.44%            3.11%              2.86%          3.15%
    10-yr Government Bonds                    8.33%               7.79%            6.42%              6.56%          6.63%
 NEW ZEALAND:
    90-day Bank Bills                         7.48%               9.62%            8.84%              7.30%          6.80%
    10-yr Government Bonds                    9.23%               8.52%            7.29%              7.34%          7.85%
 UNITED KINGDOM:
    90-day Bank Bills                        10.85%               5.90%            5.87%              6.03%          6.29%
    10-yr Government Bonds                    9.26%               8.03%            7.62%              7.40%          7.43%

Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

---------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997
(UNAUDITED)
---------------------------------------------------------------

 PRINCIPAL
   AMOUNT
   LOCAL
  CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)
---------------------------------------------------------------

              LONG-TERM INVESTMENTS - 91.9%
              AUSTRALIA - 29.8%
              GOVERNMENT AND SEMI-GOVERNMENT
              BONDS - 14.7%
              COMMONWEALTH OF AUSTRALIA - 13.0%
              Commonwealth of Australia,
 A$    2,000    6.25%, 3/15/99.................     1,557,798
       2,000    12.00%, 7/15/99................     1,733,648
       5,000    13.00%, 7/15/00................     4,580,643
       5,000    10.00%, 10/15/02...............     4,352,825
       1,000    9.00%, 9/15/04.................       837,552
       2,000    7.50%, 7/15/05.................     1,537,914
       4,000    10.00%, 2/15/06................     3,550,051
       1,000    8.75%, 8/15/08.................       828,305
       2,000    7.50%, 9/15/09.................     1,503,534
                                                   ----------
                                                   20,482,270
                                                   ----------
              VICTORIA - 1.1%
              State Electricity Commission of
                Victoria,
       1,000    12.00%, 10/22/98...............       842,996
              Treasury Corporation of Victoria,
       1,000    10.25%, 11/15/06...............       894,878
                                                   ----------
                                                    1,737,874
                                                   ----------
              WESTERN AUSTRALIA-0.6%
              Wester n Australia Treasury
                Corporation,
       1,000    10.00%, 7/15/05................       878,024
                                                   ----------
              Total Australian gover nment and
                semi-gover nment bonds (cost
                US$22,815,907).................    23,098,168
                                                   ----------
              CORPORATE BONDS - 6.8%
                SERVICES - 6.8%
              Australian and Overseas
                Telecommunications Corporation,
       5,000    11.50%, 10/15/02...............     4,560,739
       2,000    12.00%, 5/15/06................     1,950,532
              First Australian National
                Mortgage
                Acceptance Cor poration,
                Ser ies 22,
       3,206    11.40%, 12/15/01...............     2,687,496
               PUMA Masterfund P-6 Tranche 1F,
       1,000    6.90%, 4/15/00.................       777,470

              Westpac Securitization Trust 97-2,
                Series A,
 A$    1,000    6.22%, 6/23/28 (a).............       781,000
                                                   ----------
               Total Australian corporate bonds
                (cost US$10,028,838)...........    10,757,237
                                                   ----------
              EUROBONDS - 8.3%
              FINANCIAL SERVICES - 4.1%
              Commonwealth Bank of Australia,
         975    12.75%, 1/07/98................       791,934
              Credit Local de France,
       2,000    10.50%, 1/06/99................     1,649,863
              Export Finance & Insurance
                Corporation,
       1,750    11.00%, 12/29/04...............     1,573,471
              State Bank of New South Wales,
       1,000    10.50%, 4/30/99................       831,765
              Toyota Motor Credit Corporation,
       2,000    10.75%, 3/06/98................     1,614,718
                                                   ----------
                                                    6,461,751
                                                   ----------
              SEMI-GOVERNMENT - 2.0%
              South Australia Finance
                Author ity,
       1,000    12.50%, 10/15/00...............       909,859
         500    12.50%, 5/08/01................       455,909
              Treasury Corporation of Victoria,
       1,000    10.50%, 12/12/01...............       863,005
       1,000    9.00%, 6/27/05.................       822,979
                                                   ----------
                                                    3,051,752
                                                   ----------
              SERVICES - 1.1%
              State Electricity Commission of
                Victoria,
         972    9.25%, 7/27/99.................       794,242
         500    11.00%, 4/09/02................       441,265
         535    10.50%, 5/27/03................       467,453
                                                   ----------
                                                    1,702,960
                                                   ----------
              SUPRANATIONAL - 1.1%
              Eurofima,
       2,000    9.875%, 1/17/07................     1,749,440
                                                   ----------
              Total Australian eurobonds
                (cost US$12,324,143)...........    12,965,903
                                                   ----------
              Total Australian long-term
                investments
                (cost US$45,168,888)...........    46,821,308
                                                   ----------

---------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
   CURRENCY                                         VALUE
   (000)                 DESCRIPTION                (US$)
---------------------------------------------------------------

              CANADA - 26.8%
              GOVERNMENT, PROVINCIAL AND MUNICIPAL
              BONDS - 16.7%
              CANADA - 12.6%
              Canadian Government,
 C$    2,000    7.50%, 3/01/01.................     1,512,879
       5,000    9.75%, 12/01/01................     4,107,398
       5,000    8.50%, 4/01/02.................     3,945,335
       5,000    7.25%, 6/01/03.................     3,747,496
       5,000    10.25%, 3/15/14................     4,690,183
       2,000    9.00%, 6/01/25.................     1,743,417
                                                   ----------
                                                   19,746,708
                                                   ----------
              ALBERTA - 1.6%
              City of Edmonton,
       1,000    9.625%, 2/13/12................       864,840
              Province of Alberta,
       2,000    10.25%, 8/22/01................     1,660,275
                                                   ----------
                                                    2,525,115
                                                   ----------
              BRITISH COLUMBIA - 1.1%
              Province of British Columbia,
       1,000    10.15%, 8/29/01................       826,774
       1,000    9.50%, 1/09/12.................       867,988
                                                   ----------
                                                    1,694,762
                                                   ----------
              ONTARIO - 1.4%
              Province of Ontario,
       1,000    8.75%, 4/22/03.................       798,011
       2,000    7.50%, 2/07/24.................     1,431,025
                                                   ----------
                                                    2,229,036
                                                   ----------
              Total Canadian gover nment,
                provincial and municipal bonds
                (cost US$27,286,179)...........    26,195,621
                                                   ----------
              CORPORATE BONDS - 2.3%
              DIVERSIFIED INDUSTRIALS - 1.3%
              Bell Telephone Company of Canada,
         500    10.50%, 7/15/09................       420,936
              Imperial Oil Ltd.,
       1,000    9.875%, 12/15/99...............       789,926
              Scotts Hospitality Incorporated,
       1,000    10.95%, 4/16/01................       829,708
                                                   ----------
                                                    2,040,570
                                                   ----------

              FINANCIAL SERVICES - 1.0%
              Bank of Nova Scotia,
 C$    1,000    10.35%, 7/19/01................       823,054
              National Bank of Canada,
         500    10.875%, 6/01/98...............       381,547
              Toronto Dominion Centre,
         500    10.70%, 5/12/98................       379,687
                                                   ----------
                                                    1,584,288
                                                   ----------
              Total Canadian cor porate bonds
                (cost US$3,995,799)............     3,624,858
                                                   ----------
              EUROBONDS - 7.8%
              DIVERSIFIED INDUSTRIALS - 0.3%
              Procter & Gamble Company,
         500    10.875%, 8/15/01...............       414,997
                                                   ----------
              FINANCIAL SERVICES - 2.4%
              Credit Local de France,
       1,000    6.75%, 3/21/06.................       705,674
              General Electr ic Capital
                Corporation,
       1,000    10.125%, 4/29/98...............       753,971
              Inter national Bank for
                Reconstruction
                and Development,
       2,000    10.125%, 7/20/99...............     1,576,588
              Rabobank Neder l and N.V.,
       1,000    9.00%, 12/22/00................       778,120
                                                   ----------
                                                    3,814,353
                                                   ----------
              NATURAL RESOURCES - 1.7%
              Ontario Hydro,
       1,000    9.00%, 6/24/02.................       796,007
         500    8.50%, 5/26/25.................       405,552
              Quebec Hydro,
       1,500    7.00%, 6/01/04.................     1,084,001
              Tokyo Electric Power Company,
         500    10.50%, 6/14/01................       410,078
                                                   ----------
                                                    2,695,638
                                                   ----------
              PROVINCIAL AND MUNICIPAL - 0.9%
              City of Montreal,
       1,000    6.375%, 2/15/01................       713,724
              Metropolitan Municipality of
                Toronto,
         750    9.625%, 5/14/02................       606,397
                                                   ----------
                                                    1,320,121
                                                   ----------

---------------------------------------------------------------
 PRINCIPAL
   AMOUNT
   LOCAL
   CURRENCY                                         VALUE
   (000)                 DESCRIPTION                (US$)
---------------------------------------------------------------
              SUPRANATIONAL - 2.5%
              Bayerische Vereinsbank AG,
 C$      500    7.125%, 7/29/99................       369,383
              Canada (Cayman),
         750    7.25%, 6/01/08.................       537,976
              Kingdom of Sweden,
       3,250    7.00%, 12/01/08................     2,312,625
              Republic of Finland,
       1,000    9.00%, 12/31/98................       760,160
                                                   ----------
                                                    3,980,144
                                                   ----------
              Total Canadian eurobonds
                (cost US$12,372,731)...........    12,225,253
                                                   ----------
              Total Canadian long-term
                investments
                (cost US$43,654,709)...........    42,045,732
                                                   ----------
              NEW ZEALAND - 7.4%
              GOVER NMENT BONDS - 4.3%
              Gover nment of New Zealand,
 NZ$   1,000    10.00%, 7/15/97................       697,494
       2,500    10.00%, 3/15/02................     1,886,336
       5,000    8.00%, 4/15/04.................     3,480,417
       1,000    8.00%, 11/15/06................       698,205
                                                   ----------
              Total New Zealand government
                bonds
                (cost US$6,672,189)............     6,762,452
                                                   ----------
              CORPORATE BONDS - 0.8%
              DIVERSIFIED INDUSTRIALS - 0.8%
              Electricity Cor poration of
                New Zealand Ltd.,
       1,750    10.00%, 10/15/01...............     1,287,195
                                                   ----------
              Total New Zealand corporate bonds
                (cost US$1,145,567)............     1,287,195
                                                   ----------
              EUROBONDS - 2.3%
              FINANCIAL SERVICES - 2.3%
              Inter national Bank for
                Reconstruction
                and Development,
       2,000    9.00%, 7/08/99.................     1,414,128
              Primary Industry Bank of
                Australia Limited,
       1,000    8.25%, 3/27/00.................       696,666

              Societe Generale New Zealand,
 NZ$   2,000    9.00%, 5/29/98.................     1,400,264
                                                   ----------
              Total New Zealand eurobonds
                (cost US$3,465,863)............     3,511,058
                                                   ----------
              Total New Zealand long-term
                investments
                (cost US$11,283,619)...........    11,560,705
                                                   ----------
              UNITED KINGDOM - 27.9%
              GOVERNMENT BONDS - 14.2%
              United Kingdom Treasury,
       1,000    8.00%, 12/07/00................     1,670,382
       2,000    8.00%, 6/10/03.................     3,387,415
       2,000    6.75%, 11/26/04................     3,165,240
       2,000    7.50%, 12/07/06................     3,291,038
       5,000    8.50%, 7/16/07.................     8,785,570
       1,200    8.00%, 12/07/15................     2,031,232
                                                   ----------
              Total United Kingdom gover nment
                bonds
                (cost US$21,503,227)...........    22,330,877
                                                   ----------
              EUROBONDS - 13.7%
              DIVERSIFIED INDUSTRIALS - 3.7%
              Allied Domecq PLC,
       1,000    10.625%, 2/25/99...............     1,706,389
              Br itish Airways PLC,
         500    10.00%, 3/02/98................       829,861
              Br itish Gas PLC,
       1,400    8.875%, 7/08/08................     2,352,017
              Rolls-Royce PLC,
         500    11.625%, 7/30/98...............       852,180
                                                   ----------
                                                    5,740,447
                                                   ----------
              FINANCIAL SERVICES - 6.4%
              Abbey National Treasury
                Services PLC,
       1,250    8.00%, 4/02/03.................     2,044,217
              Barclays Bank PLC,
       1,000    9.875%, 5/29/49................     1,765,230
              Halifax Building Society,
       1,500    11.00%, 1/17/14................     2,946,108

 ---------------------------------------------------------------
PRINCIPAL
   AMOUNT
   LOCAL
   CURRENCY                                         VALUE
   (000)                 DESCRIPTION                (US$)
---------------------------------------------------------------

              Lloyds Bank PLC,
       1,000    7.375%, 3/11/04................     1,568,417
              Prudential Finance B.V.,
       1,000    9.375%, 6/04/07................     1,757,114
                                                   ----------
                                                   10,081,086
                                                   ----------
              NATURAL RESOURCES - 1.1%
              Thames Water Utilities
                Finance PLC,
       1,000    10.50%, 11/21/01...............     1,783,491
                                                   ----------
              SUPRANATIONAL - 2.5%
              Republic of Finland,
       1,000    8.00%, 4/07/03.................     1,641,461
       1,250    10.125%, 6/22/08...............     2,333,350
                                                   ----------
                                                    3,974,811
                                                   ----------
              Total United Kingdom eurobonds
                (cost US$20,450,349)...........    21,579,835
                                                   ----------
              Total United Kingdom
                long-term investments
                (cost US$41,953,576)...........    43,910,712
                                                   ----------
              Total long-term investments
                (cost US$142,060,792)..........   144,338,457
                                                  -----------
              SHORT-TERM INVESTMENTS - 6.8%
              AUSTRALIA - 2.0%
              Banque National de Par is Fixed
                Deposit,
                5.60%, 5/01/97
 A$    3,909    (cost US$3,052,776)............     3,052,776
                                                   ----------
              CANADA - 1.5%
              State Street Bank Time Deposit,
                2.80%, 5/02/97
 C$    3,383    (cost US$2,419,890)............     2,420,929
                                                   ----------
              NEW ZEALAND - 0.2%
              Bankers Trust New Zealand
                Limited Call Account,
  NZ$    405    7.10%, 5/01/97
                (cost US$278,165)..............       280,817
                                                   ----------
              UNITED KINGDOM - 2.3%
              State Street Bank Fixed Deposit,
                5.875%, 5/02/97
       2,249    (cost US$3,652,526)............     3,649,828
                                                   ----------
              UNITED STATES - 0.8%
 US$   1,242  Repurchase Agreement, State
                Street Bank and Trust
                Company, 5.20% dated
                4/30/97, due 5/01/97 in the
                amount of $1,242,179
                (cost $1,242,000;
                collateralized by $1,185,000
                U.S. Treasury Notes, 7.50%
                due 11/15/16; value
                $1,271,673)....................     1,242,000
                                                   ----------
              Total short-term investments
                (cost US$10,645,357)...........    10,646,350
                                                   ----------
              TOTAL INVESTMENTS - 98.7%
                (cost US$152,706,149)..........   154,984,807

              Other assets in excess of
                liabilities - 1.3%.............     2,109,059
                                                  -----------
              TOTAL NET ASSETS - 100.0%........  $157,093,866
                                                  -----------
                                                  -----------

(a) Stated interest rate in effect at 4/30/97; interest rate resets monthly.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997
(UNAUDITED)
-------------------------------------------------------------------------------



ASSETS


Investments, at value (cost $152,706,149)................................  $   154,984,807
Foreign currency, at value (cost $5,305).................................            5,333
Cash.....................................................................              725
Receivable for investments sold..........................................          717,467
Interest receivable......................................................        3,953,288
Prepaid expenses.........................................................           40,101
                                                                             -------------
  Total assets...........................................................      159,701,721
                                                                             -------------

LIABILITIES
Payable for investments purchased........................................        1,470,420
Dividends payable - common stock.........................................          764,462
Investment management fee payable........................................           92,202
Administration fee payable...............................................           28,370
Accrued expenses and other liabilities...................................          252,401
                                                                             -------------
  Total liabilities......................................................        2,607,855
                                                                             -------------
TOTAL NET ASSETS.........................................................  $   157,093,866
                                                                             -------------
                                                                             -------------
Total net assets were composed of:
Common stock:
  Par value ($.001 per share, applicable to 9,266,209 shares issued).....  $         9,266
  Paid-in capital in excess of par.......................................      127,398,255
Preferred stock ($.001 par value per share and $25,000 liquidation
  value per share applicable to 1,200 shares; Note 4) ...................       30,000,000
                                                                             -------------
                                                                               157,407,521
Undistributed net investment income......................................        1,102,652
Accumulated net realized gains on investment transactions................          181,102
Net unrealized appreciation on investments...............................        1,841,360
Accumulated net realized foreign exchange losses.........................       (3,853,182)
Net unrealized foreign exchange gains....................................          414,413
                                                                             -------------
TOTAL NET ASSETS.........................................................  $   157,093,866
                                                                             -------------
                                                                             -------------
Net assets applicable to common shareholders.............................  $   127,093,866
                                                                             -------------
                                                                             -------------
Net asset value per common share ($127,093,866 L 9,266,209 shares
  of common stock issued and outstanding)................................  $         13.72
                                                                             -------------
                                                                             -------------


See Notes to Financial Statements.

                                      13




-------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned (net of foreign
    withholding taxes of $163,297)............................  $    6,369,589
                                                                   -----------
Expenses
  Investment management fee...................................         519,947
  Administration fee..........................................         159,984
  Custodian's fees and expenses...............................          69,255
  Independent accountant's fees and expenses..................          65,049
  Reports to shareholders.....................................          62,012
  Directors' fees and expenses................................          46,432
  Auction agent's fees and expenses...........................          44,667
  Excise tax .................................................          39,350
  Insurance expense...........................................          24,021
  Legal fees and expenses.....................................          23,551
  Transfer agent's fees and expenses..........................          11,391
  Amortization of deferred organization expenses..............           8,980
  Registration fees...........................................           7,920
  Miscellaneous...............................................          12,817
                                                                   -----------
    Total operating expenses..................................       1,095,376
                                                                   -----------
Net investment income.........................................       5,274,213
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on investment transactions................         218,160
  Net change in unrealized appreciation/depreciation
    of investments............................................      (2,421,492)
                                                                   -----------
  Net loss on investments.....................................      (2,203,332)
                                                                   -----------
  Net increase in total net assets resulting from
    operations before net foreign exchange gains/losses.......       3,070,881
  Net realized foreign exchange gains.........................         224,872
  Net change in unrealized foreign exchange loss..............      (3,305,628)
                                                                   -----------
NET DECREASE IN TOTAL NET ASSETS
  RESULTING FROM OPERATIONS...................................  $       (9,875)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

                                      14




-------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 1997
(UNAUDITED)
-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
  (INCLUDING FOREIGN CURRENCY)
Cash flows provided from operating activities
  Interest received...........................................  $     6,793,105
  Operating expenses paid.....................................       (1,040,593)
  Purchases of short-term portfolio investments, net..........          192,710
  Purchases of long-term portfolio investments................      (23,452,891)
  Proceeds from sales of long-term portfolio investments......       23,035,489
  Other.......................................................           10,510
    Net cash provided by operating activities.................        5,538,330
Cash flows used for financing activities
  Dividends paid to common shareholders.......................       (4,632,802)
  Dividends paid to preferred shareholders....................         (784,656)
  Distributions paid to common shareholders...................         (138,993)
    Net cash used for financing activities....................       (5,556,451)
Effect of exchange rate on cash...............................           23,321
Net increase in cash..........................................            5,200
  Cash at beginning of period.................................              858
  Cash at end of period.......................................  $         6,058

RECONCILIATION OF NET DECREASE IN TOTAL NET ASSETS FROM
    OPERATIONS TO NET CASH (INCLUDING FOREIGN
    CURRENCY) PROVIDED FROM OPERATING ACTIVITIES
Net decrease in total net assets resulting from operations....  $        (9,875)
  Decrease in investments.....................................        3,770,732
  Net realized gain on investment transactions................         (218,160)
  Net realized foreign exchange gains.........................         (224,872)
  Net change in unrealized appreciation/depreciation
     on investments...........................................        2,421,492
  Net change in unrealized foreign exchange losses............        3,305,628
  Decrease in interest receivable.............................          462,883
  Increase in receivable for investments sold.................         (708,721)
  Net decrease in other assets................................           10,510
  Decrease in payable for investments purchased...............       (3,326,070)
  Increase in accrued expenses and other liabilities..........           54,783
  Total adjustments...........................................        5,548,205
Net cash provided by operating activities.....................  $     5,538,330

See Notes to Financial Statements.

THE FIRST COMMONWEALTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                                                   FOR THE SIX
                                                                  MONTHS ENDED     FOR THE YEAR
                                                                 APRIL 30, 1997    ENDED OCTOBER
                                                                   (UNAUDITED)       31, 1996
                                                                 ---------------   --------------

INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations
  Net investment income........................................  $     5,274,213  $    10,730,813
  Net realized gain on investment transactions.................          218,160           11,273
  Net change in unrealized appreciation/depreciation
    of investments.............................................       (2,421,492)       6,534,459
                                                                 ---------------   --------------
  Net increase in total net assets resulting from
    operations before net foreign exchange gains/losses........        3,070,881       17,276,545
  Net realized foreign exchange gains..........................          224,872        2,342,176
  Net change in unrealized foreign exchange gain/losses........       (3,305,628)       2,299,515
                                                                 ---------------   --------------
  Net increase (decrease) in total net assets
    resulting from operations..................................           (9,875)      21,918,236
                                                                 ---------------   --------------
Dividends and distributions to shareholders
  Dividends to common shareholders from
    net investment income......................................       (4,632,802)      (9,286,969)
  Dividends to preferred shareholders from
    net investment income.....................................          (784,656)      (1,521,962)
  Distributions to common shareholders from
    net realized gains on investment transactions..............         (138,993)         (71,323)
  Distributions to preferred shareholders from
    net realized gains on investment transactions..............               --          (32,188)
                                                                 ---------------   --------------
Net decrease in total net assets resulting from
    dividends and distributions to shareholders................       (5,556,451)     (10,912,442)
                                                                 ---------------   --------------
Total increase (decrease)......................................       (5,566,326)      11,005,794
TOTAL NET ASSETS
Beginning of period............................................      162,660,192      151,654,398
                                                                 ---------------   --------------
End of period (including undistributed net investment
  income of $1,102,652 and $1,245,897, respectively)...........  $   157,093,866  $   162,660,192
                                                                 ---------------   --------------
                                                                 ---------------   --------------


See Notes to Financial Statements.

THE FIRST COMMONWEALTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                    FOR THE
                                                      SIX                                                  FOR THE
                                                    MONTHS                                                 PERIOD
                                                     ENDED     FOR THE    FOR THE    FOR THE    FOR THE   FEBRUARY
                                                   APRIL 30,    YEAR       YEAR       YEAR       YEAR     28, 1992*
                                                     1997       ENDED      ENDED      ENDED      ENDED     THROUGH
                                                               OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER
PER SHARE OPERATING PERFORMANCE:                  (UNAUDITED)  31, 1996   31, 1995   31, 1994   31, 1993   31, 1992
                                                  -----------  --------   --------   --------   --------   --------



Net asset value per common share, beginning of
period...........................................  $   14.32  $   13.13  $   12.08  $   13.42  $   13.00  $   13.89
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Net investment income............................       0.57       1.16       1.19       1.16       1.19       0.83
Net realized and unrealized gain (loss) on
  investments and foreign currencies.............      (0.57)      1.21       1.10      (1.33)      0.55      (0.76)
                                                   ---------  ---------  ---------  ---------  ---------  ---------
 Total from investment operations................       0.00       2.37       2.29      (0.17)      1.74       0.07
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Dividends from net investment income to common
  shareholders...................................      (0.50)     (1.00)     (1.03)     (0.98)     (0.96)     (0.80)
Dividends from net investment income to preferred
  shareholders...................................      (0.08)     (0.16)     (0.18)     (0.11)     (0.08)     (0.03)
Distributions in excess of net investment
  income.........................................         --         --         --         --         --      (0.04)
Distributions from net realized gains on
  investment transactions to common
  shareholders...................................      (0.02)     (0.01)     (0.03)     (0.07)     (0.26)        --
Distributions from net realized gains on
  investment transactions to preferred
  shareholders...................................         --      (0.01)    --          (0.01)     (0.02)        --
                                                   ---------  ---------  ---------  ---------  ---------  ---------
 Total dividends and distributions...............      (0.60)     (1.18)     (1.24)     (1.17)     (1.32)     (0.87)
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Capital charge in respect to issuance of
  preferred shares...............................         --         --         --         --         --      (0.09)
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Net asset value per common share, end of
  period.........................................  $   13.72  $   14.32  $   13.13  $   12.08  $   13.42  $   13.00
                                                   ---------  ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Market value, end of period......................  $   11.63  $   11.88  $   11.38  $   10.38  $   12.63  $   13.50
                                                   ---------  ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Number of shares of common stock outstanding
  (000 omitted)..................................      9,266      9,266      9,266      9,266      9,249      9,176
TOTAL INVESTMENT RETURN BASED ON:(1)
 Market value....................................       2.16%(2)    13.89%    20.72%   (10.19%)     2.65%    (4.50%)(2)
 Net asset value.................................      (0.02)%(2)    18.99%    19.67%    (1.63%)    13.31%   (0.69%)(2)
RATIO TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS(3)/SUPPLEMENTARY DATA:
Net assets of common shareholders, end of period
  (000 omitted)..................................  $ 127,094  $ 132,660  $ 121,654  $ 111,925  $ 124,146  $ 119,302
Average net assets of common shareholders
  (000 omitted)..................................    131,025    122,887    115,277    118,336    121,323    125,794
Operating expenses...............................       1.69%(4)     1.70%     1.71%     1.75%      1.73%      1.59%(4)
Net investment income before preferred stock
  dividends......................................       8.12%(4)     8.73%     9.56%     9.06%      9.03%      8.72%(4)
Net investment income available to common
  shareholders...................................       6.91%(4)     7.47%     8.09%     8.12%      8.25%      8.43%(4)
Preferred stock dividends and distributions......       1.21%(4)     1.26%     1.48%     0.94%      0.78%      0.29%(4)
Portfolio turnover...............................         16%        30%        23%        34%        41%        18%
Senior securities (preferred stock) outstanding
  (000 omitted)..................................  $  30,000  $  30,000  $  30,000  $  30,000  $  30,000  $  30,000
Asset coverage on preferred stock at period
  end............................................        524%       542%       505%       473%       514%       498%
------------------------------------------------------------------------------------------------------------------------


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(2) Total investment returns for periods of less than one full year are not annualized.
(3) Ratios are calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
(4) Annualized.
 * Commencement of investment operations.

  Net of offering costs of $0.16 charged to paid-in capital in respect to issuance of common shares.

+ See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
-------------------------------------------------------------------------------

The First Commonwealth Fund, Inc. (the 'Fund') was incorporated in Maryland on June 28,1991, as a closed-end, non-diversified investment company. The Fund had no operations prior to February 28,1992 other than the sale to EquitiLink International Management Limited (the 'Investment Manager') of 7,120 shares of common stock for $100,036 on February 18, 1992.

The Fund's investment objective is to provide high current income by investing in high-grade fixed-income secur ities denominated in the currencies of Australia, Canada, New Zealand and the United Kingdom (the 'Commonwealth Currencies'). The Fund may also seek capital appreciation only as a secondary investment objective. It is expected that norma lly all of the Fund's assets will be invested in a portfolio of secur ities issued or guaranteed by the gover nments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom as well as secur ities issued by cor porations domiciled in those countries. The Fund will, under nor mal circumstances, invest in debt securities in at least three of these currencies and will not hold more than 50% of its assets in secur ities denominated in any one Commonwealth Currency. The ability of issuers of debt secur ities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.


NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Australian dollar ('A$'), Canadian dollar ('C$'), New Zealand dollar ('NZ$') and United Kingdom pound (') amounts are translated into United States dollars on the following basis:

    (i) mar ket value of investment secur ities, other assets and  liabilities
    - at the closing rates of exchange as reported by a major bank;

    (ii) purchases and sales of investment secur ities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

  The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the mar ket prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the mar ket prices of portfolio securities sold during the fiscal period.

  Net realized foreign exchange gains of $224,872 for the six months ended April 30, 1997 includes realized foreign exchange gains and losses from sales and maturities of portfolio secur ities, sales of foreign currencies, currency gains or losses real ized between the trade and sett lement dates on secur ities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net unrealized foreign exchange loss of $3,305,628 for the six months ended April 30, 1997 includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

  Foreign   secur   ity  and   currency   transactions  may   involve  certain
considerations and risks not typically associated with those of domestic or i g in, including unanticipated movements in the value of the foreign currency relative to the US dollar.

  The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 1997 were US$0.7810 to A$1.00, US$0.7155 to C$1.00, US$0.6932 to
NZ$1.00, and US$1.6232 to 1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade pr ice on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid pr ice or the mean between the quoted bid and asked price on the date of determination as obtained from a pr icing source. Secur ities for which market quotations are not readily available are valued at fair value in good faith using methods deter mined by or under the direction of the Fund's Board of Directors.

  Short-term secur ities which mature in more than 60 days are valued at current market quotations. Short-term secur ities which mature in 60 days or less are valued at amor tized cost, if their term to matur ity from date of purchase was 60 days or less, or by amor tizing their value on the 61st day prior to matur ity, if their ori ginal term to maturity exceeded 60 days.

  In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the secur ity, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identi fied cost basis. Interest income is recorded on an accrual basis. Discounts on secur ities purchased are accreted on an effective yield basis over the estimated lives of the respective secur ities.

Dividends: Dividends and distributions are recorded on the ex-dividend date and are determined based upon tax basis net investment income and capital and currency gains of the Fund. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in
Note 4.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1996, the Fund increased undistributed net investment income by $717,825, increased accumulated net realized gains on investments by $194,173 and increased accumulated net realized foreign exchange losses by $701,585, resulting in a decrease to paid-in capital in excess of par by $210,413. Net investment income, net realized and unrealized losses on investments and net assets were not affected by this change. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 1997 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and real ized currency gains and losses on non-Commonwealth currencies are recogn ized for tax purposes.

  No provision has been made for United States Federal income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distr ibute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the fiscal year. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Deferred Organization Expenses: A total of $138,857 was incurred in connection with the organization of the Fund. All such costs have been amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional infor mation on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS
The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager'), EquitiLink Australia Limited (the 'Investment Adviser'), and Pr inceton Administrators, L.P. (the 'Administrator'). The Investment Manager and the Investment Adviser are affi liated companies. The Investment Manager has entered into an agreement with Wood Gundy, Inc. (the 'Consultant').

  The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

  The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $194,301 to the Investment Adviser and $6,980 to the Consultant during the six months ended April 30,1997.

NOTE 3. PORTFOLIOS SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1997 aggregated $24,920,123 and $23,750,679, respectively.

The United States federal income tax basis of the Fund's investments at April 30, 1997 was $153,195,854 and accordingly, net unrealized appreciation for United States federal income tax purposes was $1,788,952 (gross unrealized appreciation - $4,321,173 gross unrealized depreciation - $2,532,221).

NOTE 4. CAPITAL
There are 300 million shares of $.001 par value common stock authorized. Of the 9,266,209 shares outstanding at April 30, 1997, the Investment Manager owned 9,880 shares.

  There are 100 million shares of $.001 par value of Preferred Stock authorized. The preferred shares have rights as determined by the Board of Directors. On December 3, 1996, the effective date, each share of Preferred Stock with a liquidation value of $50,000 that was then outstanding became two shares of Preferred Stock, each having a liquation value of $25,000 per share plus any accumu lated but unpaid dividends whether or not declared. The total number of outstanding shares of Preferred Stock has increased from 600 shares to 1,200 shares. The 1,200 shares of Auction Market Preferred Stock ('Preferred Stock') outstanding consist of one series, W-7.

  Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 5.00% to 5.60% during the six months ended April 30, 1997. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

  The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumu lated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumu lated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

  The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

NOTE 5. SUBSEQUENT DIVIDENDS

Subsequent to April 30, 1997, the Board of Directors of the Fund declared dividends from undistributed net investment income of $0.0825 and $0.0825 per common share payable on June 13, 1997 and July 11, 1997 to common shareholders of record on May 30, 1997 and June 30, 1997, respectively.

Subsequent to Apr il 30, 1997, dividends and distributions declared and paid on preferred shares totaled approximately $185,544 for the outstanding preferred share series through June 13, 1997.

--------------------------------------------------------------------------------
                        SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of The First Commonwealth Fund was held on Thursday March 13, 1997 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The description of each proposal and number of shares voted at the meeting are as follows:



-------------------------------------------------------------------------------------------------------------------

                                                                                             VOTES
                                                                             VOTES FOR      WITHHELD
-------------------------------------------------------------------------------------------------------------------
1.  To elect the following four Directors to   Rt. Hon. Malcolm Fraser       8,592,023      136,299
    serve as Class II directors for a three-   William J. Potter             8,591,623      136,699
    year term expiring in 2000:                Peter D. Sacks                8,591,923      136,399
                                               Brian M. Sherman              8,592,323      135,999
    Class I and Class III Directors whose
    term of office continued beyond this
    meeting are as follows: Sir Roden Cutler,
    David Lindsay Elsum, Laurence S.
    Freedman, Michael R. Horsburgh, David
    Manor, E. Duff Scott, John T. Sheehy,
    Warren C. Smith, and Michael
    Gleeson-White.
-------------------------------------------------------------------------------------------------------------------
                                                                                             VOTES
                                                                             VOTES FOR      AGAINST
-------------------------------------------------------------------------------------------------------------------
2.  To elect the following two Directors to    Roger C. Maddock                1,104           0
    represent the interests of the holders of  Dr. Anton E. Schrafl            1,104           0
    preferred stock for the ensuing year:
-------------------------------------------------------------------------------------------------------------------
                                                                                             VOTES
                                                                             VOTES FOR      AGAINST     ABSTENTIONS
-------------------------------------------------------------------------------------------------------------------
3.  To ratify the selection of Price
    Waterhouse LLP as independent public
    accountants of the Fund for the fiscal
    year ending October 31, 1997:              Common                        8,587,955       45,086        95,281
                                               Preferred                       1,079           20            5
-------------------------------------------------------------------------------------------------------------------

                                      22

DIRECTORS

Brian M. Sherman, Chairman
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael Gleeson-White
Michael R. Horsburgh
Roger C. Maddock
David Manor
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith


OFFICERS

Laurence S. Freedman, President
Brian M. Sherman, Vice President
David Manor, Treasurer
Roy M. Randall, Secretary
Ouma Sananikone-Fletcher, Assistant Vice President and Chief Investment
Officer
Barry G. Sechos, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The accompanying financials as of April 30, 1997 were not audited and accordingly, no opinion is expressed on them.

INVESTMENT MANAGER

EquitiLink International Management Limited
Union House, Union Street
St. Helier, Jersey, Channel Islands


INVESTMENT ADVISER

EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia


CONSULTANT

Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada


ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095


CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266


AUCTION AGENT

Chase Manhattan Bank, N.A.
55 Water Street
New York, New York 10041


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


LEGAL COUNSEL

Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman Elliot
L32 Chifley Tower
Chifley Square
Sydney, NSW 2000, Australia


                                   Box 9095
                           Princeton, NJ 08540-9095
                                (609) 282-4600

     The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

     For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                                1-800-543-6217

   This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance.





THE FIRST
COMMONWEALTH
FUND, INC.
---------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 1997

                HIGHLIGHTS OF THIS REPORT

  THE NET ASSET VALUE INCREASED BY 14.8% AND THE SHARE
  PRICE INCREASED BY 15.1% OVER THE PAST TWELVE MONTHS
  (ASSUMING REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS).
  CASH DISTRIBUTION RATE OF 8.7% OVER PAST TWELVE MONTHS.
  OVER 92% OF SECURITIES HELD RATED AAA AND AA OR JUDGED

  TO BE OF EQUIVALENT QUALITY.